UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

The Staffing Group Ltd.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1 1(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

Meeting Scheduled for August 20, 2015.

Dear Stockholder:

You are cordially invited to attend a meeting of our stockholders on August 20, 2015, at 4:00 p.m. (Central Time), at 400 Poydras Street, Suite 1165, New Orleans, LA 70130. Matters on which action will be taken at the meeting are explained in detail in the attached Notice and Proxy Statement.

Our Report on Form 10-K for the year ended December 31, 2014 is at www.sec.gov. Additionally, a form of proxy card and information on how to vote by mail, through the Internet, or by phone is included herein.

We sincerely hope that you will be able to attend the meeting in person and we look forward to seeing you. Whether or not you expect to be present at the meeting, please promptly vote as your vote is important. Instructions regarding the various methods of voting are contained on the proxy card, including voting by mail, through the Internet, or by phone. If you attend the meeting, you may revoke your proxy and vote your own shares.

Sincerely,

The Staffing Group Ltd.

/s/ Brian McLoone
Brian McLoone
President
and Chief Executive Officer

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The Staffing Group Ltd.

400 Poydras Street, Suite 1165

New Orleans, LA 70130

NOTICE OF MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 20, 2015

You are cordially invited to attend the meeting of stockholders of The Staffing Group Ltd. to be held at 400 Poydras Street, Suite 1165, New Orleans, LA 70130 on August 20, 2015 at 4:00 p.m. (Central Time). At the meeting you will be asked to vote on the following matters:

☐	Proposal 1: Approval of amendment to our Articles of Incorporation to increase the number of authorized shares of our capital stock that we may issue from 75,000,000 to 155,000,000 shares, of which 150,000,000 shares shall be classified as common stock and 5,000,000 shares shall be classified as blank check preferred stock.

☐	To consider and act upon any other business as may properly come before the meeting or any adjournments thereof.

The Board recommends that you vote at the meeting “FOR” Proposal 1. These items of business are more fully described in the proxy statement that is attached to this Notice. The Board has fixed the close of business on July 20, 2015 as the “Record Date” for determining the stockholders that are entitled to notice of and to vote at the meeting and any adjournments thereof. A list of stockholders entitled to vote at the meeting will be available for examination for a period of ten days before the meeting in person at our corporate offices in New Orleans, LA, and also at the meeting. Stockholders may examine the list for purposes related to the meeting.

It is important that your shares are represented and voted at the meeting. You can vote your shares by completing, signing, dating, and returning your completed proxy card or vote by mail by following the instructions included in the proxy statement. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.

You may attend the meeting and vote in person even if you have previously voted by proxy in one of the ways listed above. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

By Order of the Board of Directors

/s/ Brian McLoone Brian McLoone
President and Chief Executive Officer
July 8, 2015

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Stockholders Should Read the Entire Proxy Statement Carefully Prior to Returning Their Proxies

PROXY STATEMENT

FOR

MEETING OF STOCKHOLDERS

GENERAL

The enclosed proxy is solicited on behalf of the Board of The Staffing Group Ltd. for use at our meeting of stockholders to be held at 400 Poydras Street, Suite 1165, New Orleans, LA 70130 on August 20, 2015 at 4:00 p.m. (Central Time). Voting materials, including this proxy statement, and the proxy card are being delivered to all or our stockholders on or about July 20, 2015.

QUESTIONS AND ANSWERS

Following are some commonly asked questions raised by our stockholders and answers to each of those questions.

What may I vote on at the meeting?

At the meeting, stockholders will consider and vote upon the following matters:

•	Proposal 1: Approval of amendment to our Articles of Incorporation to increase the number of authorized shares of our capital stock that we may issue from 75,000,000 to 155,000,000 shares, of which 150,000,000 shares shall be classified as common stock and 5,000,000 shares shall be classified as blank check preferred stock.

•	To consider and act upon any other business as may properly come before the meeting or any adjournments thereof.

How does the Board recommend that I vote on the proposals?

The Board recommends a vote “FOR” the authority to file an amendment of our Articles of Incorporation to increase the number of authorized shares of our stock from 75,000,000 to 155,000,000, of which 150,000,000 shares shall be classified as common stock and 5,000,000 shares shall be classified as blank check preferred stock.

How do I vote?

You can vote either in person at the meeting or by proxy or by mail whether or not you attend the meeting. To obtain directions to attend the meeting, please call 504-525-7955. If your shares are registered directly in your name with our transfer agent, Island Stock Transfer, you are considered the stockholder of record with respect to those shares and we are sending a Notice directly to you. As the stockholder of record, you have the right to vote in person at the meeting. If you choose to do so, you may vote at the meeting using the ballot provided at the meeting. Even if you plan to attend the meeting in person, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the meeting in person.

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Most of our stockholders hold their shares in street name through a stockbroker, bank or other nominee rather than directly in their own name. In that case, you are considered the beneficial owner of shares held in street name and the Notice is being forwarded to you. As the beneficial owner, you are also invited to attend the meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the stockbroker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. You will need to contact your stockbroker, trustee or nominee to obtain a legal proxy, and you will need to bring it to the meeting in order to vote in person.

You can vote by proxy by mail – If you received your proxy materials by mail, you can vote by mail by using the enclosed proxy card.

If you vote by proxy, your shares will be voted at the meeting in the manner you indicate.

What happens if I do not give specific voting instructions?

If you hold shares in your name and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board on all matters. If you hold your shares through a stockbroker, bank or other nominee and you do not provide instructions on how to vote, your stockbroker or other nominee may exercise their discretionary voting power with respect to certain proposals that are considered as “routine” matters.   If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform us that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a “broker non-vote.”  When the vote is tabulated for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposal 1 - Approval of amendment to Articles of Incorporation to Increase Authorized Shares. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the notice.

What is the quorum requirement for the meeting?

On July 20, 2015, the Record Date for determining which stockholders are entitled to vote, there were 37,220,013 shares of our common stock outstanding which is our only class of voting securities. Each share of common stock entitles the holder to one vote on matters submitted to a vote of our stockholders. A majority of our outstanding common shares as of the Record Date must be present at the meeting (in person or represented by proxy) in order to hold the meeting and conduct business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting, if you are present and vote in person at the meeting or have properly submitted a proxy card or voted by phone or by using the Internet.

How can I change my vote after I return my proxy card?

You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do this by signing a new proxy card with a later date or by attending the meeting and voting in person. However, your attendance at the meeting will not automatically revoke your proxy unless you vote at the meeting or specifically request in writing that your prior proxy be revoked.

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Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our company or to third parties, except:

●	As necessary to meet applicable legal requirements;

●	To allow for the tabulation of votes and certification of the vote; and

●	To facilitate a successful proxy solicitation.

Any written comments that a stockholder might include on the proxy card will be forwarded to our management.

Where can I find the voting results of the meeting?

The preliminary voting results will be announced at the meeting. The final voting results will be tallied by our Inspector of Elections and reported in a Current Report on Form 8-K which we will file with the SEC within four business days of the date of the meeting.

How can I obtain a separate set of voting materials?

To reduce the expense of delivering duplicate voting materials to our stockholders who may have more than one Staffing Group Ltd. (“Staffing Group” or the “Company”) stock account, we are delivering only one Notice to certain stockholders who share an address, unless otherwise requested. If you share an address with another stockholder and have received only one Notice, you may write or call us to request to receive a separate Notice. Similarly, if you share an address with another stockholder and have received multiple copies of the Notice, you may write or call us at the address and phone number below to request delivery of a single copy of this Notice. For future and/or meetings, you may request separate Notices, or request that we send only one Notice to you if you are receiving multiple copies, by writing or calling us at:

The Staffing Group Ltd.

Attention: Brian McLoone

400 Poydras Street, Suite 1165

New Orleans, LA 70130

Tel: (504) 525-7955

Who pays for the cost of this proxy solicitation?

We will pay the costs of the solicitation of proxies. We have not engaged a company to solicit proxies on our behalf. Brokers and other nominees who held our common stock on the Record Date will be asked to contact the beneficial owners of the shares that they hold to send proxy materials to and obtain proxies from such beneficial owners. We may also reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions. Additionally, our board members, officers and employees may solicit proxies on our behalf, without additional compensation, personally, electronically or by telephone.

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What is the voting requirement to approve the proposals?

The proposal to approve an amendment to the Company’s Articles of Incorporation to increase the amount of authorized shares of capital stock will be approved if there is a quorum and the votes cast “FOR” the proposal exceeds those cast against the proposal.

Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote for purposes of determining the presence of a quorum at the meeting. Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the meeting. Broker non-votes will not be counted as a vote cast on any matter presented at the meeting.

Do I have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to our shareholders with any of the proposals described above to be brought before the meeting of shareholders.

How can I obtain additional information about The Staffing Group Ltd.?

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including The Staffing Group Ltd., that file electronically with the SEC. The SEC's website address is www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549; and at the SEC's regional offices at 233 Broadway, New York, NY 10279 and Citicorp Center, 500 West Madison Street, Room 1400, Chicago, IL 60661. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, DC 20549.

WHO CAN HELP ANSWER YOUR QUESTIONS?

If you have any questions or need assistance in voting your shares, you may seek answers to your questions by writing, calling, or emailing us at:

The Staffing Group Ltd.

Attention: Brian McLoone

400 Poydras Street, Suite 1165

New Orleans, LA 70130

Tel: (504) 525-7955

bmcloone@employusltd.com

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding our shares of common stock beneficially owned as of July 7, 2015, for (i) each stockholder known to be the beneficial owner of 5% or more of our outstanding shares of common stock, (ii) each named executive officer and director, and (iii) all executive officers and directors as a group. A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants. Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

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For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days of July 7, 2015. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of July 7, 2015 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise specified, the address of each of the persons set forth below is care of the company at the address of: 400 Poydras Street, Suite 1165, New Orleans, LA 70130.

Name of Beneficial Owner and Address	Amount and Nature of Beneficial Ownership of Common Stock	Percent of Common Stock (1)
5% Shareholders
None.	-	-%
Directors and Executive Officers
Brian McLoone	6,050,000	16.25%
BD Callais	6,050,000	16.25%
All directors and officers as a group (2 persons)	12,100,000	32.51%
Iroquois Master Fund (2)	1,883,309	5.06%

(1)	Based on 37,220,012 shares of common stock outstanding.
(2)	Joshua Silverman has sole voting and dispositive power and control over Iroquois Master Fund.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

The Company has recognized revenue for staffing services from two related parties during the year ended December 31, 2013, both of which are owned by a director of the Company. The total revenue for the year ended December 31, 2013 was $19,867 from one party and $4,204 from the other. There were no related party transactions during the year ended December 31, 2014.

During 2014, the Company received promissory notes aggregating $107,000 from a stockholder and accrued interest of $6,384 relative to these notes.

Amounts due to stockholders of the Company of $472,287 and $447,629 as of December 31, 2014 and 2013, respectively, arose from cash advances made to the Company for working capital purposes. These balances include accrued interest in the amount of 9% per annum, which aggregated $98,758 and $37,746 as at December 31, 2014 and 2013, respectively. The stockholders have agreed to forbear from demanding payment until July 1, 2016 of the principal and any accrued interest previously due on demand. Interest expense for the years ended December 31, 2014 and 2013 was approximately $39,472 and $37,746, respectively.

Director Independence

Currently, we have no independent directors. Because our common stock is not currently listed on a national securities exchange, we have used the definition of “independence” of The NASDAQ Stock Market to make this determination.  NASDAQ Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the company or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  The NASDAQ listing rules provide that a director cannot be considered independent if:

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●	the director is, or at any time during the past three years was, an employee of the Company;

●	the director or a family member of the director accepted any compensation from the Company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

●	a family member of the director is, or at any time during the past three years was, an executive officer of the Company;

●	the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the Company made, or from which the Company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

●	the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the Company served on the compensation committee of such other entity; or

●	the director or a family member of the director is a current partner of the Company’s outside auditor, or at any time during the past three years was a partner or employee of the Company’s outside auditor, and who worked on the company’s audit.

Corporate Governance

For reasons similar to those described above, the Company does not have a nominating nor audit committee of the board of directors. The board of directors consists of one director. At such time that the Company has a larger board of directors and generates revenue, the Company will propose creating committees of its board of directors, including both a nominating and an audit committee. Accordingly, the Company does not have an audit committee financial expert.

MATTERS TO BE CONSIDERED AT THE MEETING

PROPOSAL 1

APPROVAL OF AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK THAT WE MAY ISSUE FROM 75,000,000 TO 155,000,000 SHARES, OF WHICH 150,000,000 SHARES SHALL BE CLASSIFIED AS COMMON STOCK AND 5,000,000 SHARES SHALL BE CLASSIFIED AS BLANK CHECK PREFERRED STOCK.

Proposal 1 seeks your approval of an amendment to our Articles of Incorporation, which we refer to as the “Articles Amendment,” to increase the number of authorized shares of capital stock that we may issue from 75,000,000 to 155,000,000, of which 150,000,000 shares shall be classified as common stock and 5,000,000 shares shall be classified as blank check preferred stock. The Articles Amendment has the effect of creating a new class of stock: blank check preferred. The proposed Articles Amendment is set forth below:

Article III of the Articles of Incorporation of the Company is amended and restated to add the following:

(a) Authorized Shares. The aggregate number of shares of capital stock that the Corporation will have the authority to issue is One Hundred Fifty Five Million (155,000,000) shares, of which One Hundred Fifty Million (150,000,000) shares will be designated common stock, par value of $0.001 each share (the “Common Stock”), and Five Million (5,000,000) shares will be blank check preferred stock, with a par value of $0.001 per share (the “Preferred Stock”). The holders of the Common Stock shall have one (1) vote per share on each matter submitted to a vote of stockholders. Each share of Common Stock shall be entitled to the same dividend and liquidation rights.

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(b) Blank Check Preferred Stock. The Board of Directors is authorized, subject to the limitations prescribed in this Article III, to provide for the issuance of the shares of blank check preferred stock in series, and by filing a certificate pursuant to the applicable law of the State of Nevada, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series of Preferred Stock will include, but not be limited to, the rights to determine the following:

(i)	The number of shares constituting that series of Preferred Stock and the distinctive designation of that series, which may be a distinguishing number, letter or title;
(ii)	The dividend rate on the shares of that series of Preferred Stock, whether dividends will be cumulative, and if so, from which date(s), and the relative rights of priority, if any, of payment of dividends on shares of that series;
(iii)	Whether that series of Preferred Stock will have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;
(iv)	Whether that series of Preferred Stock will have conversion privileges and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors determines;
(v)	Whether or not the shares of that series of Preferred Stock will be redeemable and, if so, the terms and conditions of such redemption, including the date or date upon or after which they are redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;
(vi)	Whether that series of Preferred Stock will have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amount of such sinking fund;
(vii)	The rights of the shares of that series of Preferred Stock in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and
(viii)	Any other relative rights, preferences and limitations of that series of Preferred Stock.

Increase in Authorized Shares of Common Stock

We believe that an increase in the number of our authorized capital stock is prudent in order to assure that a sufficient number of shares of our capital stock are available for issuance in the future if our Board of Directors deems it to be in the best interests of our stockholders and us. Our Board of Directors determined that a total of 150,000,000 shares of common stock and 5,000,000 shares of preferred stock to be a reasonable estimate of what might be required in this regard for the foreseeable future to (i) issue capital stock in acquisitions or strategic transactions and other proper corporate purpose that may be identified by our Board in the future; (ii) issue common stock to augment our capital and increase the ownership of our capital stock; and (iii) provide incentives through the grant of stock options and restricted stock to employees, directors, officers, independent contractors, and others important to our business under our stock option plans. Immediately following this increase, the Company will have approximately 112,779,987 shares of common stock authorized but unissued and available for issuance and 5,000,000 shares of preferred stock authorized but unissued and available for issuance. At present, we have 37,220,013 shares of common stock issued and outstanding and no preferred stock authorized or issued.

The remaining authorized but unissued shares of capital stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including those noted above. Our Board will be able to authorize the issuance of shares for the foregoing purposes and other transactions without the necessity, and related costs and delays of either calling a special stockholders’ meeting or waiting for the regularly scheduled Annual Meeting of Stockholders in order to increase the authorized capital. If a particular transaction required stockholder approval by law or was otherwise deemed advisable by the Board, then the matter would be referred to the stockholders for their approval, even if we might have the requisite number of voting shares to consummate the transaction.

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Authorization of Blank Check Preferred Stock

The Articles Amendment authorizes the issuance of blank check preferred stock with such designations, rights and preferences as may be determined from time to time by our Board of Directors. Accordingly, upon effectiveness of the Articles Amendment, our Board of Directors will be authorized to issue the preferred stock without stockholder approval, except as may be required by applicable laws or rules. For example, under the rules of the NASDAQ Stock Market, shareholder approval is required for any potential issuance of 20% or more of our outstanding shares of common stock, including upon conversion of convertible preferred stock, in connection with acquisitions or discounted private placements. In connection with the issuance of the preferred stock, the Board would have the authority to designate and issue series of our preferred stock with dividend, liquidation, conversion, voting or other rights that could adversely affect the voting power or other rights of the holders of our common stock, substantially dilute the common stockholders’ interests in the Company and depress the price of our common stock. In addition the preferred stock authorized under such provision could be utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change of control of the Company. For instance, it is contemplated that the Board of Directors could implement a series of preferred stock that would have super-majority voting rights so that the common stockholders would control a minority of the voting control and effectively giving the super majority preferred shareholders voting control over the Company’s common stock.

Our Board of Directors believes that authorization of blank check preferred stock is in the best interests of the Company and its stockholders because it is advisable to have the ability to authorize such shares of preferred stock and have them available for, among other things, possible issuances in connection with such activities as public or private offerings of shares for cash, acquisitions of other companies, pursuit of financing opportunities and other corporate purposes.

Effectiveness of the Articles Amendment

The amendment to our Articles of Incorporation described above will become effective upon the filing of the Articles Amendment with the Secretary of State of Nevada.

Potential Anti-Takeover effect of the Proposed Articles Amendment

The Articles Amendment relating to the increase in the number of authorized shares of our common stock and adoption of a blank check preferred stock may have an anti-takeover effect and could be part of a series of anti-takeover measures contained in our Articles of Incorporation or Bylaws in effect on the date of this proxy statement. Our stockholders should note that the availability of additional authorized and unissued shares of common and preferred stock could make any attempt to gain control of the Company or the Board more difficult or time-consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Shares of stock could be issued by the Board to dilute the percentage of stock owned by any stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Nevada law with respect to a merger or other business combination involving us. The issuance of preferred stock with voting and conversion rights by our Board may adversely affect the voting power of the holders of common stock, including the loss of voting control to others.

Our Board of Directors did not propose this Articles Amendment for the purpose of discouraging mergers, tender offers, proxy contests, solicitation in opposition to management or other changes in control but have contemplated instituting a series of preferred stock that would hold super-majority voting rights over the common stockholders. We are not aware of any specific effort to accumulate our common stock or obtain control of us by means of a merger, tender offer, solicitation or otherwise.

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Effectiveness of Articles Amendment

The Articles Amendment will become effective once it is approved at the meeting and filed with the Secretary of State of Nevada. Upon filing the Articles Amendment with the Secretary of State of Nevada, our authorized shares of capital stock will increase from 75,000,000 to 155,000,000 and our authorized preferred stock will increase from none to 5,000,000.

The full text of the proposed amendment to increase the number of authorized shares from 75,000,000 shares to 155,000,000 shares is attached to this proxy statement as Appendix A.

Vote Required and Recommendation

The affirmative vote of a majority of the issued and outstanding common stock will be required to approve the Articles Amendment.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK THAT WE MAY ISSUE FROM 75,000,000 TO 155,000,000 SHARES, OF WHICH 150,000,000 SHARES SHALL BE CLASSIFIED AS COMMON STOCK AND 5,000,000 SHARES SHALL BE CLASSIFIED AS BLANK CHECK PREFERRED STOCK.

OTHER MATTERS

The Board knows of no other matters which will come before the meeting. However, if any matters other than those set forth in the notice should be properly presented for action, the persons named in the proxy intend to take such action as will be consistent with the policies of the Company and will use their discretion.

REPORT ON FORM 10-K

As required, we have filed our 2014 Form 10-K with the SEC.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to The Staffing Group Ltd., 400 Poydras Street, Suite 1165, New Orleans, LA 70130 Attention: Brian McLoone.

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PROPOSALS OF STOCKHOLDERS

As of the date of this proxy statement, we had not received notice of any stockholder proposals for the meeting described herein and proposals received 10 days after the date of this proxy statement will be considered untimely. For a stockholder proposal to be considered for inclusion in our proxy statement for our next meeting, the Secretary must receive the written proposal at our principal executive offices. Prior to the setting of the date of our next meeting, we will provide further information to stockholders as to the date by which they need to submit stockholder proposals in order to be eligible for inclusion in our next meeting proxy statement. . Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

The Staffing Group Ltd.

Attention: Brian McLoone

400 Poydras Street, Suite 1165

New Orleans, LA 70130

Tel: (504) 525-7955

bmcloone@employusltd.com

WHERE YOU CAN FIND MORE INFORMATION

This proxy statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this proxy statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to The Staffing Group Ltd., 400 Poydras Street, Suite 1165, New Orleans, LA 70130 or (504) 525-7955.

We file reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office 100 F Street, N.E.

Room 1580

Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

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Appendix A

CERTIFICATE OF AMENDMENT TO

ARTICLES OF INCORPORATION

OF THE STAFFING GROUP LTD., AS AMENDED

1.	Name of corporation:

The Staffing Group Ltd.

2.	The articles have been amended as follows (provide article numbers, if available):

“ARTICLE THREE”

A. Article III of the Articles of Incorporation of the Company is amended and restated to add the following:

(a) Authorized Shares. The aggregate number of shares of capital stock that the Corporation will have the authority to issue is One Hundred Fifty Five Million (155,000,000) shares, of which One Hundred Fifty Million (150,000,000) shares will be designated common stock, par value of $0.001 each share (the “Common Stock”), and Five Million (5,000,000) shares will be blank check preferred stock, with a par value of $0.001 per share (the “Preferred Stock”). The holders of the Common Stock shall have one (1) vote per share on each matter submitted to a vote of stockholders. Each share of Common Stock shall be entitled to the same dividend and liquidation rights. The capital stock of this Corporation, after the amount of the subscription price has been paid in, shall never be assessable, or assessed to pay debts of this Corporation.

(b) Blank Check Preferred Stock. The Board of Directors is authorized, subject to the limitations prescribed in this Article III, to provide for the issuance of the shares of blank check preferred stock in series, and by filing a certificate pursuant to the applicable law of the State of Nevada, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series of Preferred Stock will include, but not be limited to, the rights to determine the following:

(i)	The number of shares constituting that series of Preferred Stock and the distinctive designation of that series, which may be a distinguishing number, letter or title;
(ii)	The dividend rate on the shares of that series of Preferred Stock, whether dividends will be cumulative, and if so, from which date(s), and the relative rights of priority, if any, of payment of dividends on shares of that series;
(iii)	Whether that series of Preferred Stock will have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights; (iv) Whether that series of Preferred Stock will have conversion privileges and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors determines;
(v)	Whether or not the shares of that series of Preferred Stock will be redeemable and, if so, the terms and conditions of such redemption, including the date or date upon or after which they are redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;
(vi)	Whether that series of Preferred Stock will have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amount of such sinking fund;
(vii)	The rights of the shares of that series of Preferred Stock in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and
(viii)	Any other relative rights, preferences and limitations of that series of Preferred Stock.

3.	The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: .

4.	Effective date of filing (optional): Upon filing

5.	Officer Signature (Required):

Brian McLoone, Chief Executive Officer

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Admission Ticket

Bring this ticket with you for admission to the Special Meeting

The Staffing Group, Ltd.

Special Meeting of Stockholders

Thursday, August 20, 2015 at 4:00 p.m. (Central Time)

400 Poydras Street, Street 1165

New Orleans, LA 70130

Your vote is important

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

THE STAFFING GROUP, LTD.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF

STOCKHOLDERS TO BE HELD ON

THURSDAY, AUGUST 20, 2015

The undersigned hereby appoints Brian McLoone, as the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of The Staffing Group, Ltd. held of record by the undersigned on July 20, 2015, at the Special Meeting of Stockholders to be held at the corporate facility located at 400 Poydras Street, Suite 1165, New Orleans, LA 70130, on Thursday, August 20, 2015 at 4:00 p.m., (Central Time), and at any adjournments thereof.

Any and all proxies heretofore given are hereby revoked.

When properly executed, this proxy will be voted as designated by the undersigned.

In his or her discretion, the proxy is authorized to vote upon such other business that may properly come before the special meeting.

(Continued and to be dated and signed on reverse side)

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SPECIAL MEETING OF STOCKHOLDERS OF THE STAFFING GROUP, LTD.

Thursday, August 20, 2015

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

 Please mark your vote in blue or black ink as shown here. Please detach along perforated line and mail in the envelope provided.

The Board of Directors recommends that you vote as follows: “FOR” Proposal 1.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Proposal 1. FOR the amendment to our Articles of Incorporation to increase the number of authorized shares of our capital stock that we may issue from 75,000,000 to 155,000,000 of which 150,000,000 shares shall be classified as common stock and 5,000,000 shares shall be classified as blank check preferred stock:

FOR	AGAINST	ABSTAIN
☐	☐	☐

In his discretion, the proxy is authorized to vote upon such other business that may properly come before the Special Meeting.

Signature of Stockholder	Date	Signature of Stockholder	Date

NOTE:	Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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